UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2008

MIV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-30453 (Commission File Number)	91-0809204 (I.R.S. Employer Identification No.)

1-8765 Ash St. Vancouver, British Columbia (Address of Principal Executive Offices)	V6P 6T3 (Zip Code)

(604) 301-9545
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events

On April 14, 2008, MIV Therapeutics, Inc. (“MIV”) temporarily adjourned the annual meeting of its stockholders until 10:00 a.m., Pacific Time, on Thursday, May 29, 2008, as the Company recognized that a number of stockholders had only recently received their proxies and had not had enough time to consider and vote on proposals contained in the proxy materials.  No business was transacted prior to the adjournment.  The meeting on May 29, 2008 will be held at MIV’s offices at Unit 1, 8765 Ash Street, Vancouver, B.C., Canada V6P 6T3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2008	MIV THERAPEUTICS, INC Registrant By: /s/ Patrick McGowan Patrick McGowan Chief Financial Officer